BORROWED FUNDS	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
BORROWED FUNDS

NOTE 10 – BORROWED FUNDS

          The Bank is a party to the Blanket Agreement for Advances and Security Agreement (the “Blanket Agreement”) with the Federal Home Loan Bank of Cincinnati (the “FHLB”). Advances made to the Bank under the Blanket Agreement are collateralized by the FHLB stock and qualifying residential mortgage loans totaling 150% of the outstanding amount borrowed. These collateralization matters are outlined in the Blanket Agreement dated June 20, 2006 between the Bank and the FHLB. There were no outstanding advances at December 31, 2014 and 2013.

          Stock held in the FHLB totaling $3,009 at December 31, 2014 is carried at cost. The stock is restricted and can only be sold back to the FHLB at par.

          The Bank has a Cash Management Advance Line of Credit Agreement (the “CMA”) dated June 21, 2010, with the Federal Home Loan Bank. The CMA is a component of the Blanket Agreement. The purpose of the CMA is to assist with short-term liquidity management. Under the terms of the CMA, the Bank may borrow a maximum of $40 million selecting a variable rate of interest for up to 90 days or a fixed rate for a maximum of 30 days. There were no borrowings outstanding under the CMA as of December 31, 2014

          Short-term borrowings included the following at December 31: (dollars in thousands)

	2014	2013
Securities sold under repurchase agreements	$22,834	$18,095

          Securities sold under agreements to repurchase consist of obligations of the Bank to other parties. The obligations are secured by investment securities and such collateral is held by in safekeeping by a third party. The maximum amount of outstanding agreements at any month end during 2014 and 2013 totaled $24,381 and $22,359, respectively, and the monthly average of such agreements totaled $21,408 and $19,052 for 2014 and 2013, respectively. The agreements at December 31, 2014, mature January 2, 2015.